Exhibit 10.6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	2

2. AMENDMENT/MODIFICATION NO. 098	3. EFFECTIVE DATE 04/03/2017	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ACAAQ	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
DALE D. PARSAN Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-2223		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate Operating Period 43 (April) Scheduled and Ad Hoc Charters into the ACN-13-FX contract, with the following conditions:

A) Once the Charters are scheduled they cannot be canceled.

B) All Service and Scan penalties (reductions in payment), related to the Day Network only, will be eliminated. This relief does not apply to the Night Network.

C) Volume will be inducted into the network at the Memphis Hub and will incur appropriate tier pricing and will be processed normally.

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Michael K. Pigors Reg. President & EVP US Dom & US Int’l		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ MICHAEL K. PIGORS (Signature of person authorized to sign)	15C. DATE SIGNED 8/23/17	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 8/25/17

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE 2	OF 2

CONTRACT/ORDER NO. ACN-13-FX/098	AWARD/ EFFECTIVE DATE 04/03/2017	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FedEx will notify the Postal Service if the tender requirement is different than what is currently in the contract. Delivery does not change. Payments for said charters will be paid as part of the Operating Period reconciliation.

—

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 08/29/2016

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 09/30/2013 to 09/29/2024

Change Item 7 to read as follows:

7	Scheduled Charter Option Account Number: 53703 This is for estimation purposes only. Change Item 9 to read as follows:				[*]

9	Ad Hoc Charter Option Account Number: 53703 This is for estimation purposes only.				[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APRIL 17 Operating Period

Charter Request and Accounting

Week 1
Origin	Operating Day	Cubic Feet Requested	Tue (04/04)	Wed (04/05)	Thu (04/06)	Fri (04/07)	Sat (04/08)	Sun (04/09)	Weekly Total	A/C Type Equivalent	Rate	Scheduled Charters	Adhoc Charters	Total Charters
PHL /stage	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
EWR	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]		[*]
LAX	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
SMF from OAK	THU, FRI, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
SMF	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	N/A	[*]	[*]		[*]
TPA	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
LAX	THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
OAK	THU, FRI, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
OAK	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]		[*]	[*]
EWR	THU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]		[*]	[*]
PHL /stage	THU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
EWR	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]	[*]
			[*]	[*]	[*]	[*]	[*]	[*]	[*]
Week 2
Origin	Operating Day	Cubic Feet Requested	Tue (04/11)	Wed (04/12)	Thu (04/13)	Good Friday (04/14)	Sat (04/15)	Easter Sun (04/16)	Weekly Total	A/C Type Equivalent	Rate	Scheduled Charters	Adhoc Charters	Total Charters
PHL/Stage	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
LAX	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
SMF	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	N/A	[*]			[*]
TPA	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
SLC	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	N/A				[*]
EWR	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]		[*]	[*]
OAK	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	N/A				[*]
SLC	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
EWR	WED	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]		[*]	[*]
PHL	WED	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
OAK	WED, THU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
PHL	THU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
OAK	FRI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
LAX	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]		[*]	[*]
OAK	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]	[*]
			[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Week 3
Origin	Operating Day	Cubic Feet Requested	Tue (04/18)	Wed (04/19)	Thu (04/20)	Fri (04/21)	Sat (04/22)	Sun (04/23)	Weekly Total	A/C Type Equivalent	Rate	Scheduled Charters	Adhoc Charters	Total Charters
TPA	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
PHL	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
LAX	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
OAK	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]		[*]	[*]
EWR	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]		[*]	[*]
Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
			[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]	[*]
Week 4
Origin	Operating Day	Cubic Feet Requested	Tue (04/25)	Wed (04/26)	Thu (04/27)	Fri (04/28)	Sat (04/29)	Sun (04/30)	Weekly Total	A/C Type Equivalent	Rate	Scheduled Charters	Adhoc Charters	Total Charters
PHL / Stage		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
TPA		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]		[*]
SMF		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
LAX		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]		[*]
Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]	[*]
			[*]	[*]	[*]	[*]	[*]	[*]	[*]

Monthly Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]	[*]

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.